UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Mimecast Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Mimecast Employee Letter

Hello Mimecasters,

I co-founded Mimecast 19 years ago with Neil Murray with the goal of creating a company that we could feel fiercely proud to work at and which would radically improve the way email security, data, and resilience was managed. As a nimble organization unafraid to adapt and change, we have had great success. Today is yet another significant milestone in our journey, as we announce our intention to become a private company through a transaction with funds managed by Permira, a global private equity firm focused on transformational growth at scale. The press release we issued is on TK.

In the early days of Mimecast, Neil would say “success will bring us many options.” While building a business from scratch involves taking risk and bringing resilience from founders and early employees, our growth story has truly taken a village to succeed at scale over almost two decades. We pioneered by building a new type of platform using cloud technology that was designed to serve tens of thousands of organizations to deliver security, continuity, and data archiving for email. Today we proudly serve 40,000 customers, including some of the largest and most security sensitive organizations in the world, across dozens of countries. Our growth and success as a public company and the culture and organization we’ve built have created many exciting options. This partnership with Permira, which benefits our company and our shareholders, is certainly one of these exciting options.

Permira knows us and we know them – they have been a customer of ours for some time. I know they share our vision and will be a great partner for Mimecast in our next phase of growth. Indeed, Permira’s decision to invest in Mimecast is validation of the strength of our business and our future market opportunity. They have a strong track record of supporting companies’ growth ambitions and strategic goals.

Importantly, none of this would be possible without the hard work and dedication of Mimecasters around the world. While our ownership will be changing, so much of what makes Mimecast special will stay the same. We will continue to live the Mimecast Way as one team. We will continue to put our customers first. We will continue to be grounded in a culture of innovation, integrity, and creativity as we advance our strategy.

There are several important steps and approvals required before we complete the transaction, which we expect to occur in the first half of 2022. Until then, we remain an independent, publicly traded company and we are operating as usual. I am grateful that I can count on you to continue to work hard, support each other, and achieve our goals.

I hope you will join me at 10 a.m. ET for a Town Hall. In the meantime, I encourage you to review FAQs on TK.

As a reminder, if you receive any inquiries from investors or analysts, please forward them to investors@mimecast.com. Inquiries from the media or other outside parties should be directed to press@mimecast.com.

Thank you for your dedication and commitment to our company. I hope you share my excitement for this next chapter.

Cheers,

Peter

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Mimecast Limited and Permira, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Mimecast will file a proxy statement on Schedule 14A relating to a meeting of shareholders with the Securities and Exchange Commission (SEC). Additionally, Mimecast may file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Mimecast are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the transaction and related matters. The definitive proxy statement will be mailed to Mimecast shareholders. Investors and securityholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by Mimecast with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Mimecast’s website at www.mimecast.com.

Participants in the Solicitation

Mimecast and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Mimecast in respect of the transaction. Information about Mimecast’s directors and executive officers is set forth in the proxy statement for Mimecast’s 2021 Annual General Meeting, which was filed with the SEC on July 26, 2021. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on Mimecast’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Mimecast’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement; (ii) the failure to obtain approval of the proposed transaction by Mimecast shareholders; (iii) the failure to obtain certain required regulatory approvals to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iv) the effect of the announcement of the proposed transaction on the ability of Mimecast to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (v) the response of competitors to the proposed transaction; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (vii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (viii) significant costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) restrictions during the pendency of the proposed transaction that may impact Mimecast’s ability to pursue certain business opportunities; and (xi) the other risks, uncertainties and factors detailed in Mimecast’s filings with the Securities and Exchange Commission (SEC). As a result of such risks, uncertainties and factors, Mimecast’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Mimecast is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Mimecast Employee FAQ

1.	How does this transaction benefit Mimecast? Why did we decide to go private through a transaction with Permira? Why now?

•

Mimecast’s history has been defined by a commitment to adapt and change to ensure we are best positioned for the future. Our transaction with Permira advances that journey and is a great outcome for our company and our shareholders.

•	Permira has a strong track record of collaboratively supporting companies’ growth ambitions and strategic goals, and we are excited to partner with them in our next phase of growth.

2.	Who is Permira? Why are they a good partner?

•

Permira is a global private equity firm focused on transformational growth at scale. The Permira funds have an extensive track record in tech and tech-enabled investing, with a particular focus on digital consumer and enterprise cloud end markets.

•	The companies they have partnered with include Terraco, Exclusive Networks, Genesys and Informatica. You can read more at www.permira.com.

•	Permira has a strong track record of supporting companies’ growth ambitions and strategic goals, and we are excited to partner with them in our next phase of growth.

3.	When does the transaction close and what can we expect between now and then?

•	The transaction is expected to close in the first half of 2022, subject to customary closing conditions, including approval by Mimecast shareholders and receipt of regulatory approvals.

•	Between now and close, we remain an independent, public company and are operating as usual.

•	The best thing you can do is continue to innovate and problem solve, stay close to our customers, and support each other.

4.	What are the terms of the transaction?

•	Under the terms of the agreement, funds advised by Permira will acquire all of the outstanding shares of Mimecast for approximately $5.8 billion, or $80.00 per share, in cash.

•

The purchase price represents a premium of approximately 16% to Mimecast’s unaffected closing stock price on October 27, 2021, the last full trading day prior to The Wall Street Journal article disclosing details regarding the company’s strategic review process, and an approximately 21% premium to the company’s unaffected 20-day volume weighted average price (VWAP).

5.	What is a go-shop period?

•

A go-shop period is a timeframe during which a company that has announced a transaction can actively solicit and evaluate alternative acquisition proposals, and potentially enter into negotiations with any parties that may offer alternative acquisition proposals.

•	In this case, over the next 30 days, our Board will actively engage with parties beyond Permira regarding alternative transactions.

6.	Will our strategy change? Does Permira support our strategy?

•	While we’ll be changing ownership, our commitment to our values, our strategy, and our identity as a company will stay the same.

•	Permira supports our strategy and our vision for the future.

•	We look forward to leveraging their global network and expertise.

7.	What does this mean for me and my role?

•	For the vast majority of the company, your role and responsibilities will remain the same post-close.

•

One of the reasons Permira ascribed so much value to Mimecast is because they are excited about our team. They share our vision for the future, and they are excited to work with us to protect the channels, the data, and the people within digital workspaces around the world.

•	Between now and close, we are operating as an independent, publicly traded company and it is business as usual.

8.	What does this mean for my compensation and benefits between now and close?

•	Until the transaction closes, we will continue to operate as a standalone public company.

9.	What happens to my vested and unvested equity awards with this announcement?

•	There is no immediate impact with the announcement. Equity awards will continue to vest in the ordinary course and our stock will continue to trade on the public market.

10.	What happens to my vested and unvested equity awards at close?

•

Vested equity awards will be paid out in cash in connection with the closing of the transaction, with the cash amount per share equal to $80.00 (and, in the case of options, reduced by the per share exercise price).

•

With respect to any employee equity award that is currently outstanding and remains outstanding as of the closing of the transaction (and is not otherwise subject to acceleration under an employment or similar agreement or one of our severance and change in control plans), 25% of the unvested portion will vest at the closing and be paid out in cash. All payments will be subject to tax withholding.

•

Any remaining unvested equity awards will be converted into a cash award that will continue to vest and become payable in accordance with the existing vesting terms for the converted award (subject to the employee’s continued service with Mimecast through the applicable vesting date), with the cash amount per share equal to $80.00 (and, in the case of options, reduced by the per share exercise price). All payments will be subject to tax withholding.

•	We will share more information on the treatment for current outstanding equity awards when available.

11.	How does this transaction affect the company benefit plans after the close?

•	We do not currently anticipate that the transaction will have an adverse impact on the Mimecast benefit plans. Permira shares our commitment to investing in our employees through competitive benefits.

12.	Can I trade company stock or exercise my stock options between now and close?

•

Until the transaction closes, our stock will continue to trade on the public market, and you can continue to make investment and trading decisions within our existing policies and regulations, including our insider trading policy.

13.	How does this impact the ESPP?

•

For those enrolled in the current offering, your 31 December purchase will occur as normal. Please disregard recent communications about future ESPP enrollment, as we will no longer offer an ESPP following the offering period ending 31 December.

14.	Are we still paying bonuses?

•	Yes. The business is performing well, and we will continue to reward employees through the payment of bonuses that reflect our performance.

15.	Will there be new stock options for employees after close?

•	While nothing has been determined, we expect to work with Permira to develop a competitive compensation program following the closing as a private company.

16.	What does this mean for hiring and outstanding offer letters?

•

We are continuing with our current hiring strategy. There is no impact on outstanding employee offer letters, and we will continue to consider the financial components of outstanding offer letters (including our equity grant practices based on market practice). We continue to hire with excitement and with competitive offers as our business grows.

17.	Does this impact any of the existing approval processes and budgets?

•	No, for now, approval processes and budgets remain the same.

18.	Can we still take planned vacations?

•	You should rest and recharge and take your planned vacations!

19.	Where will we be headquartered?

•	We will remain headquartered in Lexington, Massachusetts.

20.	How and when are customers and partners being notified?

•	We sent emails to our customers and partners after the transaction was announced.

•	Relationship owners will be continuing conversations with our customers and partners in the coming days and weeks.

21.	How will this impact customers, partners, and suppliers?

•	Customers, partners, and suppliers should experience minimal, if any, changes as a result of this transaction.

•	Our customers and partners will remain our top priority, and we will continue to work with them as we always have.

22.	Are any customers’ or partners’ contracts changing?

•	No, there are no changes to any partners’ or customers’ contacts.

23.	What should we tell our customers and partners?

•	We have shared the news with our customers and partners, and all future communications with customers will be handled by relationship owners.

•	Relationship owners will be telling our customers and partners that they remain our top priority, and we will continue to support them as we always have.

•	Customers and partners should experience minimal, if any, changes as a result of this transaction.

•

As a private company supported by Permira, we will continue investing in our product and technology as well as in our team. Our customers and partners can continue to expect innovations and best-in-class service.

24.	What should I do if approached by the media or investor contacts?

•

Do not field any requests or questions from the media or investor contacts. If you receive any inquiries from media or investor contacts, you should forward them to our respective PR and IR teams – press@mimecast.com and investors@mimecast.com.

25.	Where should I go with follow up questions?

•	Please reach out to your manager or ExCo Member with any additional questions.

•	We will share updates over the coming weeks and months as we move through the process.

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Mimecast Limited and Permira, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Mimecast will file a proxy statement on Schedule 14A relating to a meeting of shareholders with the Securities and Exchange Commission (SEC). Additionally, Mimecast may file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Mimecast are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the transaction and related matters. The definitive proxy statement will be mailed to Mimecast shareholders. Investors and securityholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by Mimecast with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Mimecast’s website at www.mimecast.com.

Participants in the Solicitation

Mimecast and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Mimecast in respect of the transaction. Information about Mimecast’s directors and executive officers is set forth in the proxy statement for Mimecast’s 2021 Annual General Meeting, which was filed with the SEC on July 26, 2021. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on Mimecast’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Mimecast’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement; (ii) the failure to obtain approval of the proposed transaction by Mimecast shareholders; (iii) the failure to obtain certain required regulatory approvals to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iv) the effect of the announcement of the proposed transaction on the ability of Mimecast to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (v) the response of competitors to the proposed transaction; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (vii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (viii) significant costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) restrictions during the pendency of the proposed transaction that may impact Mimecast’s ability to pursue certain business opportunities; and (xi) the other risks, uncertainties and factors detailed in Mimecast’s filings with the Securities and Exchange Commission (SEC). As a result of such risks, uncertainties and factors, Mimecast’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Mimecast is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Mimecast Customer Letter

Mimecast’s history has been defined by an ongoing commitment to adapt and change our company to anticipate the evolving threat landscape and provide the highest level of security for our customers. Today we are announcing the next step in our journey. We intend to become a private company through a transaction with funds managed by Permira, a global private equity firm focused on transformational growth at scale. You can read our press release.

Permira has a strong track record of supporting companies’ growth ambitions and strategic goals. You’ll likely recognize some of the technology companies that Permira has helped succeed, including Terraco, Exclusive Networks, Genesys, and Informatica.

You, our customers, are our reason for being. We are committed to your success. Together with Permira, we will continue investing in:

•	Product and technology to deliver innovations of value to you, and

•	Our team of extraordinary Mimecasters that is known for going the extra mile for you.

There are several steps and approvals required before we complete the transaction, which we expect to occur in the first half of 2022. Until then we will remain an independent, publicly traded company and are operating as usual. There is no change to your contract or point of contact. Both now and after the completion of the transaction, we will continue to work with you as we always have. If you have any questions, please reach out to your usual Mimecast representative.

Thank you for your ongoing partnership and trust.

Cheers,

Peter Bauer

Chairman, President and CEO, Mimecast

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on Mimecast’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Mimecast’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement; (ii) the failure to obtain approval of the proposed transaction by Mimecast shareholders; (iii) the failure to obtain certain required regulatory approvals to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iv) the effect of the announcement of the proposed transaction on the ability of Mimecast to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (v) the response of competitors to the proposed transaction; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (vii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (viii) significant costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) restrictions during the pendency of the proposed transaction that may impact Mimecast’s ability to pursue certain business opportunities; and (xi) the other risks, uncertainties and factors detailed in Mimecast’s filings with the Securities and Exchange Commission (SEC). As a result of such risks, uncertainties and factors, Mimecast’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Mimecast is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Mimecast Limited and Permira, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Mimecast will file a proxy statement on Schedule 14A relating to a meeting of shareholders with the Securities and Exchange Commission (SEC). Additionally, Mimecast may file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Mimecast are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the transaction and related matters. The definitive proxy statement will be mailed to Mimecast shareholders. Investors and securityholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by Mimecast with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Mimecast’s website at www.mimecast.com.

Participants in the Solicitation

Mimecast and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Mimecast in respect of the transaction. Information about Mimecast’s directors and executive officers is set forth in the proxy statement for Mimecast’s 2021 Annual General Meeting, which was filed with the SEC on July 26, 2021. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Mimecast is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Mimecast Partner Letter

Mimecast’s history has been defined by an ongoing commitment to adapt and change our company to anticipate the evolving threat landscape and provide the highest level of security for our customers. Today we are announcing the next step in our journey. We intend to become a private company through a transaction with funds managed by Permira, a global private equity firm focused on transformational growth at scale. You can read our press release.

Permira has a strong track record of supporting companies’ growth ambitions and strategic goals. You’ll likely recognize some of the technology companies that Permira has helped succeed, including Terraco, Genesys, Informatica, and Exclusive Networks, which recently announced its IPO.

We are deeply committed to your success. Together with Permira, we will continue investing in:

•	Product and technology to deliver innovations of value to you and our joint customers, and

•	Our team of extraordinary Mimecasters that is known for going the extra mile for you.

There are several steps and approvals required before we complete the transaction, which we expect to occur in the first half of 2022. Until then we will remain an independent, publicly traded company and are operating as usual. There is no change to our partnership, your contract or point of contact. If you have any questions, please reach out to your usual Mimecast representative.

Thank you for your ongoing partnership. We look forward to continuing to work together to strengthen our customers’ cyber resilience.

Cheers,

Peter Bauer,

Chairman, President and CEO, Mimecast

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on Mimecast’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Mimecast’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement; (ii) the failure to obtain approval of the proposed transaction by Mimecast shareholders; (iii) the failure to obtain certain required regulatory approvals to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iv) the effect of the announcement of the proposed transaction on the ability of Mimecast to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (v) the response of competitors to the proposed transaction; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (vii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (viii) significant costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) restrictions during the pendency of the proposed transaction that may impact Mimecast’s ability to pursue certain business opportunities; and (xi) the other risks, uncertainties and factors detailed in Mimecast’s filings with the Securities and Exchange Commission (SEC). As a result of such risks, uncertainties and factors, Mimecast’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Mimecast is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Mimecast Limited and Permira, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Mimecast will file a proxy statement on Schedule 14A relating to a meeting of shareholders with the Securities and Exchange Commission (SEC). Additionally, Mimecast may file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Mimecast are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the transaction and related matters. The definitive proxy statement will be mailed to Mimecast shareholders. Investors and securityholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by Mimecast with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Mimecast’s website at www.mimecast.com.

Participants in the Solicitation

Mimecast and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Mimecast in respect of the transaction. Information about Mimecast’s directors and executive officers is set forth in the proxy statement for Mimecast’s 2021 Annual General Meeting, which was filed with the SEC on July 26, 2021. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Mimecast Blog Post

Mimecast Announces Next Step in our Journey: Becoming a Private Company through Transaction with Permira

By Peter Bauer

December 7, 2021

I co-founded Mimecast 19 years ago with Neil Murray with the goal of creating a company that would radically improve the way email security, data and resilience was managed. We pioneered by building a new type of platform using cloud technology that was designed to serve tens of thousands of organizations to deliver security, continuity and data archiving for email. Today we are proud to serve 40,000 customers, including some of the largest and most security sensitive organizations in the world, across dozens of countries. And we have built an organization that we Mimecasters are all fiercely proud to work for. We have also expanded our platform to deliver a range of additional solutions tackling some of the toughest security problems of our time. Our work and innovation continue apace in this important field of work.

In the early days of Mimecast, Neil would say “success will bring us many options.” While building a business from scratch involves taking risk and bringing resilience from founders and early employees, our growth story has truly taken a village to succeed at scale over almost two decades. More recently as a successful public company over the past 6 years we’ve doubled down further, and the culture and organization we’ve built have indeed created many exciting options.

Today we announced the next step in our journey. We intend to become a private company through a transaction with funds advised by Permira, a global private equity firm focused on transformational growth at scale. Permira is excited to be part of this next chapter with us.

Obviously, a deal like this delivers significant, immediate cash value to our shareholders, and I am confident it is the right path forward for our company as well. Permira has a strong track record of supporting companies’ growth ambitions and strategic goals. They know us and we know them – they have been a customer of ours for some time. I know they share our vision and will be a great partner for Mimecast in our next phase of growth.

None of this would be possible without the hard work and dedication of Mimecasters around the world, and the trust of our customers and partners. In this next chapter, we will continue to live the Mimecast Way as one team. We will continue to put our customers first, investing in our platform and team to deliver continued innovations and best-in-class service. We will continue to be grounded in a culture of innovation, integrity, and creativity.

We are looking ahead with great optimism and excitement. Our dedication to protecting the channels, the data, and the people within digital workplaces around the world has never been more important. Cyber threats and risks impact lives and livelihoods every day. We are proud to be at the forefront of helping customers succeed, especially across the number one attack vector which to this day remains email.

Cheers,

Peter

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on Mimecast’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Mimecast’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement; (ii) the failure to obtain approval of the proposed transaction by Mimecast shareholders; (iii) the failure to obtain certain required regulatory approvals to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iv) the effect of the announcement of the proposed transaction on the ability of Mimecast to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (v) the response of competitors to the proposed transaction; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (vii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (viii) significant costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) restrictions during the pendency of the proposed transaction that may impact Mimecast’s ability to pursue certain business opportunities; and (xi) the other risks, uncertainties and factors detailed in Mimecast’s filings with the Securities and Exchange Commission (SEC). As a result of such risks, uncertainties and factors, Mimecast’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Mimecast is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Mimecast Limited and Permira, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Mimecast will file a proxy statement on Schedule 14A relating to a meeting of shareholders with the Securities and Exchange Commission (SEC). Additionally, Mimecast may file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Mimecast are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the transaction and related matters. The definitive proxy statement will be mailed to Mimecast shareholders. Investors and securityholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by Mimecast with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Mimecast’s website at www.mimecast.com.

Participants in the Solicitation

Mimecast and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Mimecast in respect of the transaction. Information about Mimecast’s directors and executive officers is set forth in the proxy statement for Mimecast’s 2021 Annual General Meeting, which was filed with the SEC on July 26, 2021. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Mimecast is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Mimecast Social Posts

Corporate LinkedIn Post

Excited to announce we’ll become a private company valued at ~$5.8B through a transaction with @Permira! While we’ll be changing ownership, our strategy and identity as a company will stay the same. Please see our press release and other important information here: https://www.mimecast.com/resources/press-releases/dates/2021/12/mimecast-to-become-private-company/

Corporate Twitter

We’re thrilled to announce the next step in our journey. We intend to become a private company through a transaction with @PermiraNews. We are looking ahead to this partnership with great optimism and enthusiasm. Please see our press release & other important information here: https://www.mimecast.com/resources/press-releases/dates/2021/12/mimecast-to-become-private-company/

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Mimecast Limited and Permira, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Mimecast will file a proxy statement on Schedule 14A relating to a meeting of shareholders with the Securities and Exchange Commission (SEC). Additionally, Mimecast may file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Mimecast are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the transaction and related matters. The definitive proxy statement will be mailed to Mimecast shareholders. Investors and securityholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by Mimecast with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Mimecast’s website at www.mimecast.com.

Participants in the Solicitation

Mimecast and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Mimecast in respect of the transaction. Information about Mimecast’s directors and executive officers is set forth in the proxy statement for Mimecast’s 2021 Annual General Meeting, which was filed with the SEC on July 26, 2021. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Mimecast is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on Mimecast’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Mimecast’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement; (ii) the failure to obtain approval of the proposed transaction by Mimecast shareholders; (iii) the failure to obtain certain required regulatory approvals to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iv) the effect of the announcement of the proposed transaction on the ability of Mimecast to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (v) the response of competitors to the proposed transaction; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (vii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (viii) significant costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) restrictions during the pendency of the proposed transaction that may impact Mimecast’s ability to pursue certain business opportunities; and (xi) the other risks, uncertainties and factors detailed in Mimecast’s filings with the Securities and Exchange Commission (SEC). As a result of such risks, uncertainties and factors, Mimecast’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Mimecast is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.